                                                                    EXHIBIT 10.1

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                      HEALTHCARE REALTY TRUST INCORPORATED





                                   $70,000,000


                      9.49% Senior Notes due April 1, 2006





                                 --------------


                             NOTE PURCHASE AGREEMENT

                                  -------------






                            Dated as of March 1, 2000





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

                                TABLE OF CONTENTS

                          (Not a part of the Agreement)

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SECTION                             HEADING                                                                      PAGE

SECTION 1.                 AUTHORIZATION OF NOTES................................................................ 1


SECTION 2.                 SALE AND PURCHASE OF NOTES............................................................ 1


SECTION 3.                 CLOSING............................................................................... 2


SECTION 4.                 CONDITIONS TO CLOSING................................................................. 2

       Section 4.1.        Representations and Warranties........................................................ 2
       Section 4.2.        Performance; No Default............................................................... 2
       Section 4.3.        Compliance Certificates............................................................... 3
       Section 4.4.        Opinions of Counsel................................................................... 3
       Section 4.5.        Guaranty Agreement; Intercreditor Agreement........................................... 3
       Section 4.6.        Purchase Permitted By Applicable Law, etc............................................. 3
       Section 4.7.        Sale of Other Notes................................................................... 4
       Section 4.8.        Payment of Special Counsel Fees....................................................... 4
       Section 4.9.        Private Placement Number.............................................................. 4
       Section 4.10.       Changes in Corporate Structure........................................................ 4
       Section 4.11.       Proceedings and Documents............................................................. 4

SECTION 5.                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY......................................... 4

       Section 5.1.        Organization; Power and Authority..................................................... 4
       Section 5.2.        Authorization, etc.................................................................... 5
       Section 5.3.        Disclosure............................................................................ 5
       Section 5.4.        Organization and Ownership of Shares of Subsidiaries; Affiliates...................... 5
       Section 5.5.        Financial Statements.................................................................. 6
       Section 5.6.        Compliance with Laws, Other Instruments, etc.......................................... 6
       Section 5.7.        Governmental Authorizations, etc...................................................... 6
       Section 5.8.        Litigation; Observance of Agreements, Statutes and Orders............................. 6
       Section 5.9.        REIT Status; Taxes.................................................................... 7
       Section 5.10.       Title to Property; Leases............................................................. 7
       Section 5.11.       Licenses, Permits, etc................................................................ 7
       Section 5.12.       Compliance with ERISA................................................................. 8
       Section 5.13.       Private Offering by the Company....................................................... 8
       Section 5.14.       Use of Proceeds; Margin Regulations................................................... 8
       Section 5.15.       Existing Debt; Future Liens........................................................... 8
       Section 5.16.       Foreign Assets Control Regulations, etc............................................... 9
       Section 5.17.       Status under Certain Statutes......................................................... 9
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
       Section 5.18.       Environmental Matters................................................................. 9
       Section 5.19.       Guaranty Agreement................................................................... 10

SECTION 6.                 REPRESENTATIONS OF THE PURCHASER..................................................... 10

       Section 6.1.        Purchase for Investment.............................................................. 10
       Section 6.2.        Source of Funds...................................................................... 10

SECTION 7.                 INFORMATION AS TO COMPANY............................................................ 12

       Section 7.1.        Financial and Business Information................................................... 12
       Section 7.2.        Officer's Certificate................................................................ 15
       Section 7.3.        Inspection........................................................................... 15

SECTION 8.                 PREPAYMENT OF THE NOTES.............................................................. 16

       Section 8.1.        Required Prepayments................................................................. 16
       Section 8.2.        Optional Prepayments with Make-Whole Amount.......................................... 16
       Section 8.3.        Allocation of Partial Prepayments.................................................... 16
       Section 8.4.        Maturity; Surrender, etc............................................................. 16
       Section 8.5.        Purchase of Notes.................................................................... 17
       Section 8.6.        Make-Whole Amount.................................................................... 17

SECTION 9.                 AFFIRMATIVE COVENANTS................................................................ 18

       Section 9.1.        Compliance with Law.................................................................. 18
       Section 9.2.        Insurance............................................................................ 19
       Section 9.3.        Maintenance of Properties............................................................ 19
       Section 9.4.        Payment of Taxes and Claims.......................................................... 19
       Section 9.5.        Corporate Existence, Maintenance of REIT Status...................................... 19

SECTION 10.                NEGATIVE COVENANTS................................................................... 20

       Section 10.1.       Consolidated Adjusted Net Worth...................................................... 20
       Section 10.2.       Incurrence of Debt................................................................... 20
       Section 10.3.       Subsidiary Debt...................................................................... 20
       Section 10.4.       Interest Charges Coverage Ratio...................................................... 21
       Section 10.5.       Unencumbered Asset Coverage.......................................................... 21
       Section 10.6.       Liens................................................................................ 21
       Section 10.7.       Merger, Consolidation, etc........................................................... 23
       Section 10.8.       Sales of Assets...................................................................... 23
       Section 10.9.       Line of Business..................................................................... 23
       Section 10.10.      Transactions with Affiliates......................................................... 24
       Section 10.11.      Restricted Investments............................................................... 24
       Section 10.12.      New Material Subsidiaries............................................................ 24

SECTION 11.                EVENTS OF DEFAULT.................................................................... 24
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

SECTION 12.                REMEDIES ON DEFAULT, ETC............................................................. 27

       Section 12.1.       Acceleration......................................................................... 27
       Section 12.2.       Other Remedies....................................................................... 27
       Section 12.3.       Rescission........................................................................... 27
       Section 12.4.       No Waivers or Election of Remedies, Expenses, etc.................................... 28

SECTION 13.                REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES........................................ 28

       Section 13.1.       Registration of Notes................................................................ 28
       Section 13.2.       Transfer and Exchange of Notes....................................................... 28
       Section 13.3.       Replacement of Notes................................................................. 29

SECTION 14.                PAYMENTS ON NOTES.................................................................... 29

       Section 14.1.       Place of Payment..................................................................... 29
       Section 14.2.       Home Office Payment.................................................................. 29

SECTION 15.                EXPENSES, ETC........................................................................ 30

       Section 15.1.       Transaction Expenses................................................................. 30
       Section 15.2.       Survival............................................................................. 30

SECTION 16.                SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT......................... 30


SECTION 17.                AMENDMENT AND WAIVER................................................................. 30

       Section 17.1.       Requirements......................................................................... 30
       Section 17.2.       Solicitation of Holders of Notes..................................................... 31
       Section 17.3.       Binding Effect, etc.................................................................. 31
       Section 17.4.       Termination of Permitted Subsidiary Guarantees....................................... 31

SECTION 18.                NOTICES.............................................................................. 32


SECTION 19.                REPRODUCTION OF DOCUMENTS............................................................ 32


SECTION 20.                CONFIDENTIAL INFORMATION............................................................. 33


SECTION 21.                MISCELLANEOUS........................................................................ 34

       Section 21.1.       Successors and Assigns............................................................... 34
       Section 21.2.       Payments Due on Non-Business Days.................................................... 34
       Section 21.3.       Severability......................................................................... 34
       Section 21.4.       Construction......................................................................... 34
       Section 21.5.       Counterparts......................................................................... 34
       Section 21.6.       Governing Law........................................................................ 34

Signatures...................................................................................................... 35
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

SCHEDULE A                 --     Information Relating to Purchasers

SCHEDULE B                 --     Defined Terms

SCHEDULE 5.4               --     Subsidiaries of the Company and Ownership of Subsidiary Stock

SCHEDULE 5.5               --     Financial Statements

SCHEDULE 5.8               --     Certain Litigation

SCHEDULE 5.15              --     Existing Debt

EXHIBIT 1                  --     Form of 9.49% Senior Note due April 1, 2006

EXHIBIT 2(b)               --     Form of Guaranty Agreement

EXHIBIT 2(c)               --     Form of Intercreditor Agreement

EXHIBIT 4.4(a)             --     Form of Opinion of Special Counsel for the Company and its
                                  Subsidiaries

EXHIBIT 4.4(b)             --     Form of Opinion of Special Tax Counsel for the Company and its
                                  Subsidiaries

EXHIBIT 4.4(c)             --     Form of Opinion of Special Counsel for the Purchasers
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


                      HEALTHCARE REALTY TRUST INCORPORATED
                              3310 WEST END AVENUE
                           NASHVILLE, TENNESSEE 37203



                      9.49% Senior Notes due April 1, 2006


                                                                     Dated as of
                                                                   March 1, 2000

TO EACH OF THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation (the
"Company"), agrees with you as follows:

SECTION 1.           AUTHORIZATION OF NOTES.

         The Company has authorized the issue and sale of $70,000,000 aggregate principal amount of its 9.49% Senior Notes due April 1, 2006 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to
Section 13 of this Agreement or the Other Agreements (as hereinafter defined)).
The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2.           SALE AND PURCHASE OF NOTES.

         (a) Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount specified opposite its name in Schedule A. Your obligation hereunder, and the obligations of the Other Purchasers under the Other Agreements, are several and not joint obligations, and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other
Purchaser thereunder.



HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


         (b) Pursuant to the Subsidiaries Guarantee dated as of March 1, 2000 (the "Guaranty Agreement"; said Guaranty Agreement together with any other Subsidiary Guarantee executed and delivered from time to time pursuant to
Section 10.12 of this Agreement being hereinafter referred to collectively as the "Guaranty Agreements"), each Material Subsidiary will guarantee the prompt payment, when due, by acceleration or otherwise, of all indebtedness, obligations and liabilities of the Company under (i) this Agreement and the Other Agreements, (ii) any Note or Notes issued by the Company pursuant to this Agreement or the Other Agreements and (iii) any other of the documents to which the Company is a party delivered in connection with the transactions contemplated hereby. The Guaranty Agreement will be in the form attached hereto as Exhibit 2(b).

         (c) You, the Other Purchasers and certain other creditors of the Company have entered into an Intercreditor Agreement dated as of March 1, 2000 (the "Intercreditor Agreement") substantially in the form attached hereto as
Exhibit 2(c).

SECTION 3.           CLOSING.

         The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 A.M. Chicago time, at a closing (the "Closing") on April 6, 2000 or on such other Business Day thereafter on or prior to April 30, 2000 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 3750-8056-33, ABA #111-0000-12, Attention: Frederick M. Langreck (615) 269-8175, at Bank of America. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

SECTION 4.           CONDITIONS TO CLOSING.

         Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

         Section 4.1. Representations and Warranties. The representations and warranties of the Company and the Material Subsidiaries in this Agreement shall be correct when made and at the time of the Closing.

         Section 4.2. Performance; No Default. The Company and each Material Subsidiary shall have performed and complied with all agreements and conditions contained in this

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


Agreement and the Guaranty Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since December 31, 1999 that would have been prohibited by Sections
10.1 through 10.12, both inclusive, hereof had such Sections applied since such date.

         Section 4.3. Compliance Certificates.

         (a) Officer's Certificate. The Company and each Material Subsidiary shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that (i) the conditions specified in Sections 4.1,
4.2 and 4.10 have been fulfilled, (ii) the execution of the Guaranty Agreement by each Material Subsidiary will result in a financial benefit to such Material Subsidiary and (iii) the Guaranty Agreement has been executed by each Material Subsidiary in good faith.

         (b) Secretary's Certificates. The Company and each Material Subsidiary shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the Other Agreements, in the case of the Company, and relating to the authorization, execution and delivery of the Guaranty Agreement, in the case of such Material Subsidiary.

         Section 4.4. Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing, (a) from Waller Lansden Dortch & Davis, special counsel for the Company and its Subsidiaries, substantially in the form set forth in Exhibit 4.4(a) and covering such other matters incident to such transaction as you may reasonably request,
(b) Farris Warfield & Kanaday, special tax counsel for the Company and its Subsidiaries, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinions to you) and (c) from Chapman and Cutler, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as you may reasonably request.

         Section 4.5. Guaranty Agreement; Intercreditor Agreement. (a) The Guaranty Agreement shall have been duly executed and delivered by each Material Subsidiary.

         (b) The Intercreditor Agreement shall have been duly executed and delivered by the parties thereto.

         Section 4.6. Purchase Permitted By Applicable Law, etc. On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

         Section 4.7. Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to the Other Purchasers, and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

         Section 4.8. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in
Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

         Section 4.9. Private Placement Number. A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

         Section 4.10. Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

         Section 4.11. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

SECTION 5.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to you that:

         Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

         Section 5.2. Authorization, etc. This Agreement and the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 5.3. Disclosure. The Company has delivered to you and each Other Purchaser a copy of its 1999 Annual Report on Form 10-K (the "Disclosure Document"). The Disclosure Document, taken as a whole, fairly describes, in all Material respects, the general nature of the business and principal properties of the Company and its Subsidiaries, and this Agreement and the Disclosure Document does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 1999, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Other than matters of public knowledge, there is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Document.

         Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and senior officers.

         (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

         (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

         (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

         Section 5.5. Financial Statements. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all Material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

         Section 5.6. Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

         Section 5.7. Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with (i) the execution, delivery or performance by the Company of this Agreement or the Notes, or (ii) the execution, delivery or performance by any Material Subsidiary of the Guaranty Agreement.

         Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.
(a) Except as set forth in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company or any Material Subsidiary, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

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HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


         Section 5.9. REIT Status; Taxes. (a) The Company qualified as a real estate investment trust under the provisions of subchapter M of the Code for its fiscal years ended December 31, 1993 through December 31, 1999. No tax return has been examined and reported on by the Internal Revenue Service. The Company has not incurred any liability for excise taxes pursuant to Section 4981 of the Code. Each Subsidiary of the Company is a "qualified REIT subsidiary" within the meaning of section 856(i) of the Code.

         (b) The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been paid for all fiscal years up to and including the fiscal year ended December 31, 1998.

         Section 5.10. Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases to which the Company or any Subsidiary is a party, that individually or in the aggregate are Material, are valid and subsisting and are in full force and effect in all respects.

         Section 5.11. Licenses, Permits, etc. (a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

         (b) To the best knowledge of the Company, no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

         (c) To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


         Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate maintains, contributes to or has any liability or contingent liability with respect to any "pension plan" as defined in ERISA, which is subject to Title IV of ERISA.

         (b) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

         (c) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(c) is made in reliance upon and subject to the accuracy of your representation in
Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

         Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you and the Other Purchasers, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

         Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes, together with the proceeds of the sale of the Public Notes, to repay outstanding indebtedness and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Neither the Company nor any Subsidiary owns or intends to buy or carry any margin stock. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

         Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of April 4, 2000, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

         (b) Neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.6.

         Section 5.16. Foreign Assets Control Regulations, etc. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

         Section 5.17. Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

         Section 5.18. Environmental Matters. Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Without limiting the foregoing:

                  (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                  (b) neither the Company nor any of its Subsidiaries nor, to the best knowledge of the Company, any other Person has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                  (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


         Section 5.19. Guaranty Agreement. (a) Each Material Subsidiary has the corporate power and authority to execute and deliver the Guaranty Agreement and to perform the provisions thereof. The Guaranty Agreement has been duly authorized by all necessary corporate action on the part of such Material Subsidiary, and upon execution and delivery thereof will constitute, a legal, valid and binding obligation of such Material Subsidiary enforceable against such Material Subsidiary in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (b) The execution, delivery and performance by each Material Subsidiary of the Guaranty Agreement will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Material Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which such Material Subsidiary is bound or by which such Material Subsidiary or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Material Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Material Subsidiary.

         (c) The obligations incurred by each Material Subsidiary under or pursuant to the Guaranty Agreement are not being incurred with actual intent to hinder, delay or defraud existing or future creditors of the Company or such Material Subsidiary.

SECTION 6.           REPRESENTATIONS OF THE PURCHASER.

         Section 6.1. Purchase for Investment. You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

         Section 6.2. Source of Funds. You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                  (a) if you are an insurance company, the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12,
         1995) and the purchase of the Notes by you is eligible for and satisfies the requirements of PTE 95-60; or

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


                  (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part l(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                  (d)      the Source is a governmental plan; or

                  (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                  (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

         The Company shall deliver a certificate on the date of the Closing, with respect to you and the Other Purchasers and on or prior to the date of any transfer of the Notes, with respect to any subsequent holder of the Notes, which certificate shall either state that (i) it is neither a "party in interest" (as defined in Title I, Section 3(14) of ERISA) nor a "disqualified person" (as defined in Section 4975(e)(2) of the Internal Revenue Code of 1986, as amended), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or
(ii) with respect to any plan, identified pursuant to paragraph (c) above, neither it nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at this time, and during the immediately preceding one year has exercised the authority to appoint or terminate said QPAM as manager of the assets of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plans.

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


         As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7.           INFORMATION AS TO COMPANY.

         Section 7.1. Financial and Business Information. The Company shall deliver to each holder of Notes for so long as any of the Notes are outstanding:

                  (a) Quarterly Statements -- as soon as available and in any event within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

                           (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                           (ii) consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in comparative form the figures for the end of the previous fiscal year in the case of clause (i), and the figures for the corresponding periods in the previous fiscal year in the case of clause (ii), all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all Material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                  (b) Annual Statements -- as soon as available and in any event within 90 days after the end of each fiscal year of the Company, duplicate copies of,

                           (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

                           (ii)     consolidated statements of income,
                  stockholders' equity and cash flows of the Company and its Subsidiaries, for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

                           (A) by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all Material respects, the financial position of the

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


                  companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                           (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

                  (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

                  (d) Notice of Default, Event of Default or Acceleration of the Notes -- immediately after a Responsible Officer becoming aware of (i) the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(h), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto, or (ii) the acceleration of any Note pursuant to Section 12.1 hereof, a written notice setting forth the principal amount of each Note so accelerated, the name of the holder thereof and the circumstances surrounding such acceleration;

                  (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


         forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                           (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                           (ii)     the taking by the PBGC of steps to
                  institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                  (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

                  (g) Specified Affiliates -- (i) during any period when GAAP or related auditing standards requires that a Specified Affiliate of the Company be accounted for as a Subsidiary for purposes of the consolidated financial statements of the Company and its Subsidiaries, the term "Subsidiary" shall include a Specified Affiliate of the Company for purposes of paragraphs (a) and (b) above; and

                  (ii) during any period when GAAP or related auditing standards does not require that a Specified Affiliate of the Company be accounted for as a Subsidiary for purposes of the consolidated financial statements of the Company and its Subsidiaries, the term "Subsidiary" shall not include a Specified Affiliate of the Company for purposes of paragraphs (a) and (b) above and, if the Company shall have any Specified Affiliates during any period covered by the financial statements delivered pursuant to paragraphs (a) or (b) above, financial statements of the character specified in paragraphs (a) and (b) above for such Specified Affiliates, and, on a combined basis, financial statements of the character specified in paragraphs (a) and (b) above for the Company, its Subsidiaries and such Specified Affiliates accompanied by the opinions and certificates specified in paragraphs
         (b)(A) and (B) above; and

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


                  (h) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company or any Material Subsidiary to perform its obligations hereunder or under the Notes or the Guaranty Agreements as from time to time may be reasonably requested by any such holder of Notes.

         Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                  (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.1, 10.2, 10.4, 10.5, 10.8 and 10.11 during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                  (b) No Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

         Section 7.3. Inspection. The Company shall permit the representatives of each holder of Notes and their agents for so long as any of the Notes are outstanding:

                  (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon prior request to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company with the Company's officers, all at such reasonable times and as often as may be reasonably requested in writing; and

                  (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs,

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


         finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be reasonably requested in writing.

Notwithstanding the foregoing, it is understood and agreed that the inspection rights granted under this Section 7.3 shall be subject to the rights of any tenants under any leases then in effect to which the Company or its Subsidiaries is a party.

SECTION 8.           PREPAYMENT OF THE NOTES.

         Section 8.1. Required Prepayments. On April 1, 2004 and on April 1, 2005, the Company will prepay $20,300,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to Section 8.2 or purchase of the Notes permitted by Section 8.5 the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

         Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an aggregate principal amount not less than $5,000,000 in the case of a partial prepayment, at 100% of the principal amount so prepaid, and accrued interest thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Notice of prepayment having been so given, the aggregate principal amount of the Notes specified in such notice, together with accrued interest thereon and the Make-Whole Amount payable with respect thereto shall become due and payable on the prepayment date specified in said notice. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

         Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

         Section 8.4. Maturity; Surrender, etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

         Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement, and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes. If, notwithstanding the foregoing (and without curing any Default or Event of Default arising from a violation of the foregoing), Notes shall be directly or indirectly owned or acquired by the Company or any of its Affiliates, such Notes shall be deemed not to be outstanding for the purposes of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding.

         Section 8.6. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
         Section 12.1, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 500" on the Telerate Access Service (or such other display as may replace Page 500 on Telerate Access

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


         Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H. 15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

                  "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

                  "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9.           AFFIRMATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         Section 9.1. Compliance with Law. The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 9.2. Insurance. The Company will and will cause each of its Subsidiaries or the respective tenants of the Company and its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

         Section 9.3. Maintenance of Properties. The Company will and will cause each of its Subsidiaries or the respective tenants of the Company and its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 9.4. Payment of Taxes and Claims. The Company will and will cause each of its Subsidiaries or the respective tenants of the Company and its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or such Subsidiary has established reserves, reasonably deemed by it to be adequate, on the books of the Company or such Subsidiary with respect thereto or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         Section 9.5. Corporate Existence, Maintenance of REIT Status. (a) The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.7 and 10.8, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries and all licenses and permits of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, licenses or permits could not, individually or in the aggregate, have a Material Adverse Effect.

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


         (b) The Company will preserve and maintain its qualification as a real estate investment trust under subchapter M of the Code (and any successor provisions thereto) and the applicability to the Company and its stockholders of the method of taxation provided for in Section 857(b) of the Code (and any successor provision thereto).

SECTION 10.          NEGATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         Section 10.1. Consolidated Adjusted Net Worth. The Company will not at any time permit Consolidated Adjusted Net Worth to be less than $750,000,000; provided, however, that the Company shall be permitted to pay dividends to the extent required by the provisions of subchapter M of the Code to maintain the deductibility from its income of dividends paid by it so long as after giving effect to the payment of such dividends, no Default or Event of Default described in paragraph (a), (b), (h), (i) or (j) of Section 11 shall have occurred and be continuing.

         Section 10.2. Incurrence of Debt. The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt, unless on the date the Company or such Subsidiary becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt,

                  (a)      no Default or Event of Default exists,

                  (b) Consolidated Debt does not exceed 40% of Consolidated Adjusted Capitalization, and

                  (c) in the case of Mortgage Debt, Consolidated Debt does not exceed 40% of Consolidated Adjusted Capitalization and Consolidated Mortgage Debt does not exceed 25% of Consolidated Adjusted Capitalization.

For the purposes of this Section 10.2, any Person becoming a Subsidiary after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding.

         Section 10.3. Subsidiary Debt. The Company will not at any time permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable with respect to, any Debt other than:

                  (a) Debt of a Subsidiary owed to the Company or a Wholly-Owned Subsidiary;

                  (b) Debt of a Subsidiary outstanding at the time such Subsidiary becomes a Subsidiary, provided that (i) such Debt shall not have been incurred in contemplation of such Subsidiary becoming a Subsidiary and (ii) immediately after such Subsidiary

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


         becomes a Subsidiary no Default or Event of Default shall exist, and provided, further, that such Debt may not be extended, renewed or refunded except as otherwise permitted by this Agreement;

                  (c) Mortgage Debt incurred in accordance with Section 10.2(c); and

                  (d)      the Permitted Subsidiaries Guarantees.

         Section 10.4. Interest Charges Coverage Ratio. The Company will not permit the Interest Charges Coverage Ratio on any date to be less than 3.25 to 1.00.

         Section 10.5. Unencumbered Asset Coverage. The Company will at all times keep and maintain Unencumbered Assets at an amount not less than 200% of Unsecured Debt.

         Section 10.6. Liens. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

                  (a) Liens for taxes, assessments or other governmental charges the payment of which is not at the time required by Section 9.4;

                  (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required by Sections 9.1 or 9.4;

                  (c) any attachment or judgment Lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal;

                  (d) Liens on properties securing security deposits of tenants, provided that the aggregate amount of such security deposits secured by such Liens shall not exceed 5% of Consolidated Adjusted Capitalization at any time outstanding;

                  (e) Liens incidental to the conduct of business or the ownership of properties and assets (including Liens in connection with worker's compensation, unemployment insurance and other like laws, warehousemen's and attorneys' liens and statutory landlords' liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money; provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


                  (f) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the Company and its Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Company and its Subsidiaries;

                  (g) Liens securing Mortgage Debt incurred within the limitations of Section 10.2;

                  (h) Liens on property or assets of a Subsidiary securing Debt owing to the Company or to any of its Subsidiaries;

                  (i) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by the Company or a Subsidiary after the date of the Closing, provided that

                           (i) any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

                           (ii) the Debt secured by any such Lien shall be incurred within the limitations of Section 10.2,

                           (iii) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (A) the cost to the Company or such Subsidiary of the property (or improvement thereon) so acquired or constructed and (B) the Fair Market Value (as determined in good faith by the board of directors of the Company) of such property (or improvement thereon) at the time of such acquisition or construction, and

                           (iv)     any such Lien shall be created
                  contemporaneously with, or within 60 days after, the acquisition or construction of such property;

                  (j) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


         a Subsidiary or such acquisition of property, and (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property.

         Section 10.7. Merger, Consolidation, etc. The Company will not consolidate with or merge with any other corporation unless (i) the Company is the surviving or continuing corporation; and (ii) immediately after giving effect to such transaction (A) no Default or Event of Default would exist, and
(B) the Company would be permitted by the provisions of Section 10.2 hereof to incur at least $1.00 of additional Mortgage Debt.

         Section 10.8. Sales of Assets. (a) The Company will not, and will not permit any Subsidiary to, engage in any Asset Disposition unless, (x) after giving effect to such Asset Disposition, no Default or Event of Default shall have occurred and be continuing and (y) such Asset Disposition does not involve any substantial part of the assets of the Company and its Subsidiaries. An Asset Disposition shall be deemed to involve a "substantial part" of the assets of the Company and its Subsidiaries (i) if the book value of the assets subject to such Asset Disposition, when added to the book value of all other assets subject to other Asset Dispositions during the same fiscal year exceeds 15% of Consolidated Total Assets determined as of the end of the immediately preceding fiscal year, or (ii) if the portion of consolidated total revenue for the preceding fiscal year attributable to the assets subject to such Asset Disposition, when added to the portion of consolidated total revenue for the preceding fiscal year attributable to all other assets subject to other Asset Dispositions during the same fiscal year exceeds 15% of consolidated total revenue for the fiscal year immediately preceding such Asset Disposition; provided, however, that in any computation of "substantial part" there shall be excluded any Asset Disposition, to the extent that the proceeds thereof are applied within 180 days after the receipt of the proceeds of such Asset Disposition to either (i) the voluntary prepayment of the Notes on a pro rata basis pursuant to Section 8.2, or (ii) the purchase of other similar assets for use in the business of the Company and its Subsidiaries.

         Section 10.9. Line of Business. (a) The Company will not, and will not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Disclosure Document.

         (b) Without limiting paragraph (a) of this Section, the Company will not, and will not permit any Subsidiary to, make any long-term real estate investment other than investments involving the direct or indirect ownership of health-care and related facilities, including without limitation acute care hospitals, rehabilitation hospitals, physician clinics, ambulatory surgery centers, clinical laboratories, ancillary hospital facilities, long-term care facilities, medical centers, comprehensive ambulatory care centers, office buildings related to health care and other real estate predominantly occupied by Persons engaging in activities related to health care.

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


         Section 10.10. Transactions with Affiliates. The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company, any Wholly-Owned Subsidiary or Specified Affiliate), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

         Section 10.11. Restricted Investments. The Company will not, and will not permit any Subsidiary to (i) make any Restricted Investment if, after giving effect thereto, the aggregate amount of Restricted Investments held by the Company and its Subsidiaries would exceed 10% of Consolidated Total Assets or
(ii) make any Unimproved Real Estate Investments, if after giving effect thereto, the aggregate amount of Unimproved Real Estate Investments would exceed 10% of Consolidated Total Assets.

         Section 10.12. New Material Subsidiaries. The Company shall cause any entity which becomes a Material Subsidiary from and after the date of the Closing to execute and deliver a Guaranty Agreement in the form attached as
Exhibit 2(b) hereto, together with a certificate dated the date of execution and delivery of such Guaranty Agreement signed by the President, a Vice President or Senior Financial Officer of such Material Subsidiary to the effect that such Guaranty Agreement has been duly authorized, executed and delivered by such Material Subsidiary and such Guaranty Agreement constitutes the legal, valid and binding obligation, contract and agreement of such Material Subsidiary enforceable in accordance with its terms.

SECTION 11.          EVENTS OF DEFAULT.

         An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Company defaults in the payment of any interest on any Note for more than five days after the same becomes due and payable; or

                  (c) the Company defaults in the performance or observance of or compliance with any provision contained in Sections 9.5(b) or 10; or

                  (d) the Company or any Material Subsidiary defaults in the performance or observance of or compliance with any provision contained herein or in any Guaranty Agreement (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT



         identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11) requiring such default to be remedied; or

                  (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement proves to have been false or incorrect in any respect on the date as of which made or deemed to have been made, or any representation or warranty in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any Material respect on the date as of which made or deemed to have been made; or

                  (f) any representation or warranty made in writing by or on behalf of any Material Subsidiary or by any officer of such Material Subsidiary in any Guaranty Agreement proves to have been false or incorrect in any respect on the date as of which made or deemed to have been made, or any representation or warranty in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any Material respect on the date as of which made or deemed to have been made; or

                  (g) the obligations of any Material Subsidiary contained in any Guaranty Agreement shall cease to be in full force and effect for any reason whatsoever, including, without limitation, the determination by any governmental body or court that any Guaranty Agreement is invalid, void or unenforceable or any Material Subsidiary shall contest or deny in writing the validity or enforceability of any Guaranty Agreement; or

                  (h) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest or any other payment on any Debt that is outstanding in an aggregate principal amount in excess of $10,000,000 after the same becomes due and payable, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount in excess of $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time, the right of the holder of Debt to convert such Debt into equity interests, or the exercise by the Company or any Subsidiary of its right of optional prepayment of Debt), (x) the Company or any Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount in excess of $10,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Debt; or

                  (i) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of

HEALTHCARE REALTY TRUST INCORPORATED                     NOTE PURCHASE AGREEMENT


         any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (j) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Subsidiary, or any such petition shall be filed against the Company or any Subsidiary and such petition shall not be dismissed within 90 days; or

                  (k) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 30 days after entry thereof, bonded, discharged or stayed pending appeal; or

                  (l) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $5,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(l), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

SECTION 12.          REMEDIES ON DEFAULT, ETC.

         Section 12.1. Acceleration. If an Event of Default described in paragraph (i) or (j) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable. If any other Event of Default has occurred and is continuing, any holder or holders of more than 41% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable. If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder of Notes at the time outstanding affected by such Event of Default may at any time, at its option, by notice or notices to the Company, declare all the Notes held by it to be immediately due and payable. Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to the second or third sentence of Section 12.1, the holders of not less than 66-2/3% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

         Section 12.4. No Waivers or Election of Remedies, Expenses, etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Note or any Guaranty Agreement upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under
Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees for one or more counsel, each of which represents all of the holders, expenses and disbursements.

SECTION 13.          REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

         Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the initial registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

         Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations less than an amount equal to 0.5% of the outstanding principal amount of the Notes at the time of such transfer, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination less than such amount. Any transferee of a Note, or purchaser of a participation therein, shall, by its acceptance of such Note be deemed to make the same representations to the Company regarding the Note or participation as you and the Other Purchasers have made pursuant to Section 6.2, provided that such entity may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

representation to the effect that the purchase by such entity of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

         Section 13.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                   (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                   (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.          PAYMENTS ON NOTES.

         Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Citibank, N.A., in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be the principal office of a bank or trust company in such jurisdiction.

         Section 14.2. Home Office Payment. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in
Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

SECTION 15.          EXPENSES, ETC.

         Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel, provided that any such counsel shall represent all of the holders) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes, any Guaranty Agreement or the Intercreditor Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, any Guaranty Agreement or the Intercreditor Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, any Guaranty Agreement or the Intercreditor Agreement, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

         Section 15.2. Survival. The obligations of the Company under this
Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes, any Guaranty Agreement or the Intercreditor Agreement, and the termination of this Agreement.

SECTION 16.        SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or any Material Subsidiary pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.          AMENDMENT AND WAIVER.

         Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

or 6 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate or the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

         Section 17.2. Solicitation of Holders of Notes.

                   (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                   (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof or of the Notes unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding whether or not such holder consented to such waiver or amendment.

         Section 17.3. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note or Guaranty Agreement shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         Section 17.4. Termination of Permitted Subsidiary Guarantees. (a) The provisions of Section 17.1 notwithstanding, upon the satisfaction of the conditions set forth in Section 17.4(b), the Permitted Subsidiary Guarantees of the Notes shall terminate and this Agreement and the Other Agreements shall be amended as follows:

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

                           (i) The word "and" shall be inserted at the end of
         Section 10.3(b), the semicolon and the word "and" at the end of
         Section 10.3(c) shall be replaced with a period, and Section 10.3(d) shall be deleted in its entirety; and

                           (ii) Section 10.12 shall be deleted in its entirety.

                   (b) The amendment described in paragraph (a) above and the termination of the Permitted Subsidiary Guarantees of the Notes shall become effective upon the delivery by the Company to each then Holder of the Notes of an Officer's Certificate (the truth and accuracy of which shall be a further condition to such effectiveness and such termination) to the effect that, giving effect to such amendment and termination, no Default or Event of Default has occurred and is continuing.

SECTION 18.          NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid or otherwise provided for), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid or otherwise provided for). Any such notice must be sent:

                           (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                           (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                           (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chairman of the Board and President, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.          REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.          CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature to the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein, (v) any Institutional Investor from which you offer to purchase any Note of the Company, (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you,
(x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes, this Agreement, the Guaranty Agreements or the Intercreditor Agreement, provided that in the case of disclosure pursuant to clause (viii)(x) above, you will make reasonable efforts (without any liability for failure) to notify the Company in a timely manner to allow the Company to appear and protect its interests. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee or any other holder that shall have previously delivered such a confirmation), such holder will confirm in writing that it is bound by the provisions of this
Section 20.

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

SECTION 21.          MISCELLANEOUS.

         Section 21.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

         Section 21.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

         Section 21.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 21.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         Section 21.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by fewer than all, but together signed by all, of the parties hereto.

         Section 21.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                   * * * * *

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.



                                         Very truly yours,



                                         HEALTHCARE REALTY TRUST INCORPORATED







                                          By

                                                 Name:

                                                 Title:

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

The foregoing is hereby agreed to as of the date thereof.

[VARIATION]


By
   ------------------------------
   Name:
   Title:

                                   SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                        PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                          NOTES TO BE PURCHASED

JOHN HANCOCK LIFE INSURANCE COMPANY                         $24,000,000
(for the General Account)
John Hancock Place
200 Clarendon Street
Boston, Massachusetts  02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         BankBoston
         ABA #011000390
         Boston, Massachusetts  02110
         Account of:   John Hancock Life Insurance Company
                       Private Placement Collection Account
         Account Number 541-55417
         On Order of:  [Name of Issuer and PPN Number]
         [Full name, interest rate and maturity date of the Notes or other obligations]

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

                                  SCHEDULE A
                         (to Note Purchase Agreement)

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

         and

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

Name in which Notes are to be issued:  John Hancock Life Insurance Company

Taxpayer I.D. Number:  04-1414660

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

                                                         PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                           NOTES TO BE PURCHASED

JOHN HANCOCK LIFE INSURANCE COMPANY                         $8,000,000
(for the General Account-Closed Block)
John Hancock Place
200 Clarendon Street
Boston, Massachusetts  02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         BankBoston
         ABA #011000390
         Boston, Massachusetts  02110
         Account of:       John Hancock Life Insurance Company
                           Private Placement Collection Account
         Account Number 541-55417
         On Order of:  [Name of Issuer and PPN Number]
         [Full name, interest rate and maturity date of the Notes or other obligations]

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

         and

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

Name in which Notes are to be issued:  John Hancock Life Insurance Company

Taxpayer I.D. Number:  04-1414660

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

                                                           PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                             NOTES TO BE PURCHASED

JOHN HANCOCK LIFE INSURANCE COMPANY                           $2,000,000
(for Separate Account 1Z)
John Hancock Place
200 Clarendon Street
Boston, Massachusetts  02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         BankBoston
         ABA #011000390
         Boston, Massachusetts  02110
         Account of:    John Hancock Life Insurance Company
                        Private Placement Collection Account
         Account Number 541-55417
         On Order of:  [Name of Issuer and PPN Number]
         [Full name, interest rate and maturity date of the Notes or other obligations]

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

         and

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

Name in which Notes are to be issued:  John Hancock Life Insurance Company

Taxpayer I.D. Number:  04-1414660

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

                                                           PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                             NOTES TO BE PURCHASED

JOHN HANCOCK LIFE INSURANCE COMPANY                           $1,000,000
(for Separate Account 18)
John Hancock Place
200 Clarendon Street
Boston, Massachusetts  02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         Investors Bank & Trust Company
         ABA #011001438
         Boston, Massachusetts  02110
         Account Number:  79650-9107
         for further credit to Separate Account 18, Account 99266
         On Order of:  [Name of Issuer and PPN Number]
         [Full name, interest rate and maturity date of the Notes or other obligations]

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

         and

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

Name in which Notes are to be issued:  John Hancock Life Insurance Company

Taxpayer I.D. Number:  04-1414660

Healthcare Realty Trust Incorporated                    Note Purchase Agreement


                                                          PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                            NOTES TO BE PURCHASED

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY                 $4,750,000
John Hancock Place
200 Clarendon Street
Boston, Massachusetts  02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         BankBoston
         ABA #011000390
         Boston, Massachusetts  02110
         Account of:       John Hancock Life Insurance Company
                           Private Placement Collection Account
         Account Number 541-55417
         On Order of:  [Name of Issuer and PPN Number]
         [Full name, interest rate and maturity date of the Notes or other obligations]

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

         John Hancock Variable Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

         John Hancock Variable Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

         and

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

Name in which Notes are to be issued:  John Hancock Variable Life Insurance
Company

Taxpayer I.D. Number:  04-2664016

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

                                                          PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                            NOTES TO BE PURCHASED

INVESTORS PARTNER LIFE INSURANCE COMPANY                     $1,250,000
John Hancock Place
200 Clarendon Street
Boston, Massachusetts  02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         BankBoston
         ABA #011000390
         Boston, Massachusetts  02110
         Account of:       John Hancock Life Insurance Company
                           Private Placement Collection Account
         Account Number 541-55417
         On Order of:  [Name of Issuer and PPN Number]
         [Full name, interest rate and maturity date of the Notes or other obligations]

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

         Investors Partner Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

         Investors Partner Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

         and

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

Name in which Notes are to be issued:  Investors Partner Life Insurance Company

Taxpayer I.D. Number:  13-3072894

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

                                                           PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                             NOTES TO BE PURCHASED

SIGNATURE 3 LIMITED                                           $3,000,000
c/o John Hancock Life Insurance Company
John Hancock Place
200 Clarendon Street
Boston, Massachusetts  02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         Investors Bank & Trust Company
         ABA #011001438
         Boston, Massachusetts  02110
         Account Number:  796509107
         for further credit to Signature 3 Limited, Account 99292
         On Order of:  [Name of Issuer and PPN Number]
         [Full name, interest rate and maturity date of the Notes or other obligations]

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

         and

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

Name in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number:  Not Applicable

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

                                                           PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                             NOTES TO BE PURCHASED

SIGNATURE 4 LIMITED                                           $3,000,000
c/o John Hancock Life Insurance Company
John Hancock Place
200 Clarendon Street
Boston, Massachusetts  02117

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         Investors Bank & Trust Company
         ABA #011001438
         Boston, Massachusetts  02110
         Account Number:  796509107
         for further credit to Signature 4 Limited, Account 77570
         On Order of:  [Name of Issuer and PPN Number]
         [Full name, interest rate and maturity date of the Notes or other obligations]

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting Division, B-3
         Fax:  (617) 572-0628

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Christine Marquis, Bond & Corporate Finance, T-57
         Fax:  (617) 572-9475

         and

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

         and

         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts  02116
         Attention:  Michael DeVelis
         Fax:  (617) 927-8302

All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-1605

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

Name in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number:  Not Applicable

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

                                                           PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                             NOTES TO BE PURCHASED

MELLON BANK, N.A., AS TRUSTEE FOR                             $3,000,000
  THE BELL ATLANTIC MASTER TRUST
One Mellon Bank Center
Room 151-1935
Pittsburgh, Pennsylvania  15258

Payments

All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         Federal Reserve Bank of Boston
         A/C Boston Safe Deposit and Trust Company
         ABA #011001234
         DDA:  125261
         Reference:  Bell Atlantic Master Trust:  NYXF 1783332
         [Full name, interest rate and maturity date of the Notes or other obligations]

Notices

Contemporaneous with the above wire transfer, advice setting forth (1) the full name, interest rate and maturity date of the Notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

         Mellon Bank, N.A.
         Three Mellon Bank Center, Room 153-3610
         Pittsburgh, Pennsylvania  15259-0001
         Attention:  Principal & Interest Unit
         Fax:  (412) 236-0120

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

         Mellon Bank, N.A.
         Three Mellon Bank Center, Room 153-3610
         Pittsburgh, Pennsylvania  15259-0001
         Attention:  Principal & Interest Unit
         Fax:  (412) 236-0120

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

with a copy to:

         Mellon Bank, N.A.
         One Mellon Bank Center, Room 3346
         Pittsburgh, Pennsylvania  15258
         Attention:  Fran Walton
         Fax:  (412) 236-4225

All other communications shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Scott Hartz, Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-9269

with a copy to:

         Mellon Bank, N.A.
         One Mellon Bank Center, Room 151-1935
         Pittsburgh, Pennsylvania  15258
         Attention:  Bernadette T. Rist
         Fax:  (412) 234-0555

A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

Name in which Notes are to be issued: MELLON BANK, N.A., TRUSTEE FOR THE BELL ATLANTIC MASTER TRUST

Taxpayer I.D. Number:  25-1448208

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

                                                          PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                            NOTES TO BE PURCHASED

AID ASSOCIATION FOR LUTHERANS                                $20,000,000
432l North Ballard Road
Appleton, Wisconsin  54919
Attention:  Investment Department

Payments

All payments of principal, interest and premium on the account of the Notes shall be made by bank wire transfer (in immediately available funds) to:

         Citibank, N.A.
         ABA #021-000-089
         DDA #36126473
         Attn:  Judy Rock
         Ref Account #846647
         Aid Association for Lutherans Custody Account security description
         CUSIP (if available)
         maturity date
         payable date
         principal and interest breakdown
         interest rate if variable rate

Notices

All notices on or in respect to the Notes and written confirmation of each such payment to be addressed as first provided above and to:

         Income Collection and Disbursement
         Ref Account #846647
         Aid Association for Lutherans
         Custody Account
         3800 Citicorp Center Tampa
         Building B, Floor 1, Zone 7
         Tampa, Florida  33610-9122
         Attention:  Income Collection/Judith Rock

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  Nimer & Co.

Healthcare Realty Trust Incorporated                    Note Purchase Agreement

Taxpayer I.D. Number for Nimer & Co.:  13-6020733

Taxpayer I.D. Number for Aid Association for Lutherans:  39-0123480

                                  DEFINITIONS

GENERAL PROVISIONS

         Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the express requirements of this Agreement.

         Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

                                 DEFINED TERMS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests, and (c) any officer or director of the Company or any Subsidiary. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

         "Asset Disposition" means and includes (i) a sale, lease or other disposition of assets (other than in the ordinary course of business) by the Company or any Subsidiary (except by the Company to a Wholly-Owned Subsidiary or to a Specified Affiliate, and except by a Subsidiary to the Company, to a Wholly-Owned Subsidiary, or to a Specified Affiliate), (ii) the issuance or sale by any Subsidiary or Specified Affiliate of any shares of stock of such Subsidiary or such Specified Affiliate, as the case may be, of any class (including as "stock" for the purpose of this definition, any warrants, rights or options to purchase or otherwise acquire stock or other Securities exchangeable for or convertible into stock) of such Subsidiary to any Person other than the Company, a Wholly-Owned Subsidiary or a Specified Affiliate (except for the purpose of qualifying directors, or except in satisfaction of the validly pre-existing preemptive rights of minority shareholders in connection with the simultaneous issuance of stock to the Company and its Subsidiaries whereby the Company and its Subsidiaries maintain their same proportionate interest in such Subsidiary and except, in the case of an issuance or sale by a Specified Affiliate, for an issuance or sale to an officer of the Company subject to an arrangement assuring the



                                   SCHEDULE B
                          (to Note Purchase Agreement)
continuous ownership of such stock by an officer, director or employee of the Company and assuring to the Company substantially all of the economic interest in, such Specified Affiliate), and (iii) the sale, transfer or other disposition by the Company of any shares of stock of any Subsidiary or Specified Affiliate (except to qualify directors and except, in the case of a sale, transfer or disposition of any shares of stock of a Specified Affiliate, for the sale, transfer or disposition to an officer of the Company subject to an arrangement assuring the continuous ownership of such stock by an officer, director or employee of the Company and assuring to the Company substantially all of the economic interest in, such Specified Affiliate) and the sale, transfer or other disposition (except to the Company, a Wholly-Owned Subsidiary or a Specified Affiliate and except, in the case of a sale, transfer or disposition by a Specified Affiliate, for the sale, transfer or disposition to an officer of the Company subject to an arrangement assuring the continuous ownership of such stock by an officer, director or employee of the Company and assuring to the Company substantially all of the economic interest in, such Specified Affiliate) by any Subsidiary or by any Specified Affiliate of any shares of stock of any other Subsidiary or other Specified Affiliate.

         "Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Nashville, Tennessee or New York City are required or authorized to be closed.

         "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

         "Closing" is defined in Section 3.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Company" means Healthcare Realty Trust Incorporated, a Maryland corporation.

         "Confidential Information" is defined in Section 20.

         "Consolidated Adjusted Capitalization" as of any date means the sum of Consolidated Adjusted Net Worth and Consolidated Debt as of such date.

         "Consolidated Adjusted Net Worth" means, at any time,

                   (a) the sum of (i) the par value (or value stated on the books of the corporation) of the capital stock (but excluding treasury stock, capital stock subscribed and unissued and mandatorily redeemable Preferred Stock) of the Company and its Subsidiaries at such time plus (ii) the amount of the paid-in capital and retained earnings of the Company and its Subsidiaries at such time, in each case as such amounts would be shown on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, minus

                   (b) to the extent included in clause (a), all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, minus

                   (c) the net book value of all assets, after deducting any reserves applicable thereto, which would be treated as intangible under GAAP, including, without limitation, good will, trademarks, trade names, service marks, brand names, copyrights, patents and unamortized debt discount and expense, organizational expenses and the excess of the equity in any Subsidiary over the cost of the investment in such Subsidiary, plus

                   (d) accumulated depreciation on real estate properties as such amount would be shown on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP.

         "Consolidated Cash Flow Available for Interest Charges" means, in respect of any period, the sum of (a) Consolidated Net Income for such period,
(b) the amount of all depreciation of real estate owned and amortization allowances and other non-cash expenses of the Company and its Subsidiaries but only to the extent deducted in the determination of Consolidated Net Income for such period, (c) Interest Charges but only to the extent deducted in the determination of Consolidated Net Income for such period and (d) all provisions for any Federal, state or other income taxes made by the Company and its Subsidiaries but only to the extent deducted in the determination of Consolidated Net Income for such period.

         "Consolidated Debt" means, as of any date of determination, the total of all Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

         "Consolidated Mortgage Debt" means, as of any date of determination, the total of all Mortgage Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

         "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Company and its Subsidiaries for such period, as determined in accordance with GAAP, after eliminating all offsetting debits and credits among the Company and its Subsidiaries, all earnings or losses attributable to outstanding Minority Interests and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP, provided that there shall be excluded:

                   (a) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Company or a Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition,

                   (b) the income (or loss) of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Subsidiary in the form of cash dividends or similar cash distributions,

                   (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary,

                   (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period,

                   (e) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to include, without limitation, (i) all non-current assets and, without duplication, (ii) the following, whether or not current: all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all Securities),

                   (f) any gains resulting from any write-up of any assets (but not any loss resulting from any write-down of any assets),

                   (g) any net gain from the collection of the proceeds of life insurance policies,

                   (h) any gain arising from the acquisition of any Security, or the extinguishment, under GAAP, of any Debt, of the Company or any Subsidiary,

                   (i) any net income or gain (but not any net loss) during such period from (i) any change in accounting principles in accordance with GAAP, (ii) any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, (iii) any extraordinary items, or (iv) any discontinued operations or the disposition thereof,

                   (j) any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary,

                   (k) in the case of a successor to the Company by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets, and

                   (l) any portion of such net income that cannot be freely converted into United States Dollars.

         "Consolidated Total Assets" means as of any date of determination, consolidated total assets of the Company and its Subsidiaries, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

         "Debt" with respect to any Person means, at any time, without duplication,

                   (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

                   (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                   (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

                   (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                   (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                   (f)     Swaps of such Person; and

                   (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Default Rate" means that rate of interest that is the greater of (i) 11.49% per annum or (ii) 1.0% over the rate of interest publicly announced by Bank of America in Charlotte, North Carolina as its "base" or "prime" rate.

         "Disclosure Document" is defined in Section 5.3.

         "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

         "Event of Default" is defined in Section 11.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "Governmental Authority" means

                   (a)     the government of

                           (i) the United States of America or any State or other political subdivision thereof, or

                           (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                   (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

                   (a) to purchase such Debt or obligation or any property constituting security therefor;

                   (b) to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

                   (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

                   (d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
Section 13.1.

         "Institutional Investor" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "Interest Charges" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP): (a) all interest in respect of Debt of the Company and its Subsidiaries (including imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

         "Interest Charges Coverage Ratio" means, at any time, the ratio of (a) Consolidated Cash Flow Available for Interest Charges for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such time to (b) Interest Charges for such period.

         "Investment" means any investment, made in cash or by delivery of property, by the Company or any of its Subsidiaries (i) in any Person, whether by acquisition of stock, Debt or other obligation or Security, or by loan, guaranty, advance, capital contribution or otherwise, or (ii) in any property.

         "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "Make-Whole Amount" is defined in Section 8.6.

         "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the ability of any Material Subsidiary to perform its obligations under any Guaranty Agreement, or (d) the validity or enforceability of this Agreement, the Notes, any Guaranty Agreement or the Intercreditor Agreement.

         "Material Subsidiary" shall mean (i) the Subsidiaries listed on
Schedule 5.4 of this Agreement and designated as Material Subsidiaries, (ii) each other Subsidiary now existing which subsequent to the date of Closing owns assets (including stock) having an aggregate market value in excess of $5,000,000 and (iii) each other Subsidiary hereafter created or acquired which owns assets (including stock) having an aggregate market value in excess of $5,000,000.

         "Minority Interest" shall mean any shares of stock of any class of a Subsidiary (other than directors qualifying shares as required by law) that are not owned by the Company and/or one or more of its Subsidiaries.

         "Mortgage Debt" means Debt of the Company or any Subsidiary secured by a Lien on one or more parcels of their real property.

         "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "Notes" is defined in Section 1.

         "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company or a Material Subsidiary, as the case may be, whose responsibilities extend to the subject matter of such certificate.

         "Other Agreements" is defined in Section 2.

         "Other Purchasers" is defined in Section 2.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Permitted Subsidiaries Guarantees" shall mean collectively, Guaranty Agreements executed and delivered by Subsidiaries of the Company in connection with this Agreement and the other institutional indebtedness of the Company, provided that (i) each such Subsidiary that has guaranteed such other institutional indebtedness of the Company shall also have entered into the Guaranty Agreement with respect to the Notes, and (ii) the holders of such institutional indebtedness shall be a party (either directly or through an authorized agent) to the Intercreditor Agreement with respect to such indebtedness.

         "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         "Public Notes" means the Senior Notes due 2003 issued or expected to be issued pursuant to the Indenture and related Supplemental Indenture between the Company and First Union National Bank, as described in the Prospectus Supplement filed with the Securities and

         Exchange Commission substantially concurrently with the issuance and sale of the Notes, supplementing the Prospectus dated November 2, 1995.

         "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "Required Holders" means, at any time, the holders of at least 66-2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

         "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

         "Restricted Investments" means all Investments except the following:

                   (a) Investments in property to be used in the ordinary course of business of the Company, its Subsidiaries and Specified Affiliates;

                   (b) Investments in current assets arising in the ordinary course of business of the Company, its Subsidiaries and Specified Affiliates;

                   (c) Investments directly in real property in the ordinary course of business of the Company, its Subsidiaries and Specified Affiliates;

                   (d) Investments in entities owning real properties provided that income from such Investments shall be either (i) qualified dividends under the "75% gross income test" under Section 856(c)(3) of the Code or (ii) "rents from real property" under applicable provisions of the Code;

                   (e) Investments in (i) one or more Specified Affiliates or any Person that concurrently with such Investment becomes a Specified Affiliate or (ii) one or more Subsidiaries or any Person that concurrently with such Investment becomes a Subsidiary, provided that each such Subsidiary is a "qualified REIT subsidiary" within the meaning of section 856(i) of the Code or any successor provision;

                   (f) Investments in United States Governmental Securities, provided that such obligations mature within 365 days from the date of acquisition thereof;

                   (g) Investments in certificates of deposit or banker's acceptances issued by an Acceptable Bank, provided that such obligations mature within 365 days from the date of acquisition thereof;

                   (h) Investments in commercial paper in each case rated "A-1" or better by S&P or "P-1" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing, and maturing not more than 270 days from the date of creation thereof;

                   (i)     Investments in Repurchase Agreements;

                   (j) Investments in tax-exempt obligations of any state of the United States of America, or any municipality of any such state with short term ratings in each case of at least "A-1" or better by S&P or "P-1" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing, provided that such obligations mature within 365 days from the date of acquisition thereof; and

                   (k)     Unimproved Real Estate Investments.

For purposes of this Agreement an Investment shall be valued at the greater of
(i) cost and (ii) the value at which such Investment is to be shown on the books of the Company and its Subsidiaries in accordance with GAAP.

         As used in this definition of "Restricted Investments"

                  "Acceptable Bank" means any bank or trust company (i) which is organized under the laws of the United States of America or any State thereof, (ii) which has capital, surplus and undivided profits aggregating at least $500,000,000, and (iii) whose short-term unsecured debt obligations (or the short-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of "A-1" or better by S&P or "P-1" or better by Moody's.

                  "Acceptable Broker-Dealer" means any Person other than a natural person (i) which is registered as a broker or dealer pursuant to the Exchange Act and (ii) whose short-term unsecured debt obligations shall have been given a rating of "A-1" or better by S&P or "P-1" or better by Moody's.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Repurchase Agreement" means any written agreement

                            (a) that provides for (i) the transfer of one or more United States Governmental Securities in an aggregate principal amount at least equal to the amount of the Transfer Price (defined below) to the Company or any of its Subsidiaries from an Acceptable Bank or an Acceptable Broker-Dealer against a transfer of funds (the "Transfer Price") by the Company or such Subsidiary to such Acceptable Bank or Acceptable Broker-Dealer, and (ii) a simultaneous agreement by the Company or such Subsidiary, in connection with such transfer of funds, to transfer to such Acceptable Bank or Acceptable Broker-Dealer the same or substantially similar United States Governmental Securities for a price not less than the Transfer Price plus a reasonable return thereon at a date certain not later than 365 days after such transfer of funds,

                            (b) in respect of which the Company or such Subsidiary shall have the right, whether by contract or pursuant to applicable law, to liquidate such agreement upon the occurrence of any default thereunder, and

                            (c) in connection with which the Company or such Subsidiary, or an agent thereof, shall have taken all action required by applicable law or regulations to perfect a Lien in such United States Governmental Securities.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

                  "United States Governmental Security" means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

         "Security" has the meaning set forth in Section 2(l)(a) of the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Senior Financial Officer" means the chief financial officer or chief accounting officer of the Company or a Material Subsidiary, as the case may be.

         "Specified Affiliate" means any corporation, association or other business entity formed for the purpose of earning income not qualified as "rents from real property" under applicable provisions of the Code, in which the Company owns substantially all of the economic interest but less than 10% of the voting interests, and the remaining economic and voting interests are subject to restrictions requiring that ownership of such interests be held by officers, directors or employees of the Company.

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). In the case of the Company, each Specified Affiliate shall be deemed to be a Subsidiary of the Company for all purposes of this Agreement except as otherwise provided in Section 7.1(g). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company. In the event that any change in GAAP or related auditing standards requires that a Specified Affiliate of the Company be accounted for as a Subsidiary for purposes of the consolidated financial statements of the Company and its Subsidiaries, such Specified Affiliate shall be deemed to be a Subsidiary for purposes of this Agreement.

         "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         "Unencumbered Assets" means at any time the book value of all real estate properties of the Company and its Subsidiaries, prior to the deduction of accumulated depreciation thereon, which are free of all Liens other than Liens permitted by paragraphs (a), (b), (c), (d), (e), (f) or (h) of Section 10.6.

         "Unimproved Real Estate Investments" means Investments in unimproved real property and mortgages on unimproved real property.

         "Unsecured Debt" means at any time the aggregate unpaid principal amount of all Debt of the Company and its Subsidiaries other than (i) Debt of a Subsidiary owing to the Company or to a Wholly-Owned Subsidiary and (ii) Mortgage Debt.

         "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests and all Debt of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                        SUBSIDIARIES OF THE COMPANY AND
                         OWNERSHIP OF SUBSIDIARY STOCK


I. Set forth below is a complete and accurate list of all of the Subsidiaries and Affiliates of Healthcare Realty Trust Incorporated, a Maryland Corporation (the "Company"), showing as to each such Subsidiary or Affiliate the jurisdiction of its organization, and the number of shares of each class of capital stock or other equity interests outstanding and the percentage of the outstanding shares of each such class owned (directly or indirectly) by the Company or any other Subsidiary or Affiliate of the Company. Those with an asterisk (*) are Material Subsidiaries.

                      HEALTHCARE REALTY TRUST INCORPORATED

---------------------------------------------------------------------------------------------
ENTITY                                            INCORPORATED          QUALIFIED
---------------------------------------------------------------------------------------------
Durham Medical Office Building, Inc.*             Texas
100 shares of Common Stock, $.01 par
value (1% owned by Company), and
4,300,000 shares of Non-Voting
Preferred Stock, $1.00 par value (100%
owned by Company) (Affiliate)
---------------------------------------------------------------------------------------------
Healthcare Realty Services                        Alabama               Arizona
Incorporated* - 1,000 shares of                                         California
Common Stock, $.01 par value, 100%                                      Florida
owned by Company                                                        Georgia
                                                                        Kansas
                                                                        Kentucky
                                                                        Missouri
                                                                        Nevada
                                                                        New Mexico
                                                                        North Carolina
                                                                        Oklahoma
                                                                        Pennsylvania
                                                                        Tennessee
                                                                        Texas
                                                                        Virginia
                                                                        Wyoming
---------------------------------------------------------------------------------------------
HR Acquisition I Corporation*                     Maryland              Alabama
(formerly known as Capstone Capital                                     Arizona
Corporation), 100% owned by                                             Arkansas
Company                                                                 California
                                                                        Connecticut
                                                                        Florida
=============================================================================================

                                 SCHEDULE 5.4
                         (to Note Purchase Agreement)

                      HEALTHCARE REALTY TRUST INCORPORATED

---------------------------------------------------------------------------------------------
ENTITY                                            INCORPORATED          QUALIFIED
---------------------------------------------------------------------------------------------

                                                                        Georgia
                                                                        Hawaii
                                                                        Iowa
                                                                        Idaho
                                                                        Illinois
                                                                        Louisiana
                                                                        Massachusetts
                                                                        Michigan
                                                                        Missouri
                                                                        Mississippi
                                                                        North Carolina
                                                                        New Jersey
                                                                        New Mexico
                                                                        Nevada
HR Acquisition I Corporation                                            Ohio
(continued)                                                             Oklahoma
                                                                        South Carolina
                                                                        Tennessee
                                                                        Texas
                                                                        Virginia
                                                                        Washington
                                                                        Wyoming
---------------------------------------------------------------------------------------------
HR Assets, Inc. - 0 shares issued and
outstanding, Dormant (Affiliate)
---------------------------------------------------------------------------------------------
HR Capital, Inc. - 0 shares issued and            Texas
outstanding, Dormant (Affiliate)
---------------------------------------------------------------------------------------------
HR Funding, Inc. - 0 shares issued and            Texas
outstanding, Dormant (Affiliate)
---------------------------------------------------------------------------------------------
HR Interests, Inc.* - 1,000 shares of             Texas
Common Stock, Texas $.01 par value, 100%
owned by Company
---------------------------------------------------------------------------------------------
HR of Texas, Inc.* - 100,000 shares of            Maryland              Texas
Common Stock, $.01 par value, 100%
owned by Company
---------------------------------------------------------------------------------------------
HRT of Alabama, Inc.* - 100,000 shares            Alabama
of Common Stock, $.01 par value,
100% owned by Company
=============================================================================================



                                     5.4-2

                      HEALTHCARE REALTY TRUST INCORPORATED

---------------------------------------------------------------------------------------------
ENTITY                                            INCORPORATED          QUALIFIED
---------------------------------------------------------------------------------------------
HRT of Delaware, Inc.* - 100 shares of            Delaware
Common Stock, $.01 par value, 100%
owned by Company
---------------------------------------------------------------------------------------------
HRT of Florida, Inc.* - 1,000 shares of           Florida
Common Stock, $.01 par value, 100%
owned by Company
---------------------------------------------------------------------------------------------
HRT of Roanoke, Inc.*- 1,000 shares of            Virginia
Common Stock, $1.00 par value, 100%
owned by Company
---------------------------------------------------------------------------------------------
HRT of Tennessee, Inc.* - 1,000 shares            Tennessee
of Common Stock, $.01 par value,
100% owned by Company
---------------------------------------------------------------------------------------------
HRT of Virginia, Inc. * - 10,000 shares           Virginia
of Common Stock, $.01 par value,
100% owned by Company
---------------------------------------------------------------------------------------------
Pennsylvania HRT, Inc. *- 0 shares                Pennsylvania
issued and outstanding, 100% owned
by Company
---------------------------------------------------------------------------------------------
HR of San Antonio, Inc. - 1,000 shares            Texas
of Common Stock, $1.00 par value,
100% owned by Durham Medical
Office Building, Inc.
---------------------------------------------------------------------------------------------
Property Technology Services, Inc. -              Tennessee
1,000 shares of Common Stock, $.01
par value, 100% owned by Company
---------------------------------------------------------------------------------------------
Pasadena Medical Plaza SSJ, Ltd.*,                Florida
51% interest owned by the Company
---------------------------------------------------------------------------------------------
San Antonio SSP, Ltd., 25.3% interest             Texas
owned by HR Texas of San Antonio, Inc.
=============================================================================================

                  SUBSIDIARIES OF HR ACQUISITION I CORPORATION

         Set forth below is a complete and accurate list of all of the Subsidiaries of the HR Acquisition I Corporation, a Maryland corporation ("HR Acquisition"), which is listed above as a subsidiary of the Company, showing as to each such Subsidiary the jurisdiction of its



                                     5.4-3
organization, and the number of shares of each class of capital stock or other equity interests outstanding and the percentage of the outstanding shares of each such class owned (directly or indirectly) by HR Acquisition or any other Subsidiary of HR Acquisition.

         Each subsidiary (other than the limited partnerships) has 1,000 shares of common stock issued and outstanding.

                          HR ACQUISITION I CORPORATION

---------------------------------------------------------------------------------------------
ENTITY                                            INCORPORATED          QUALIFIED
---------------------------------------------------------------------------------------------
Capstone Capital of Alabama, Inc.*                Alabama
(100% interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital of Baytown, Inc.*                Alabama               Texas
(100% interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital of Bonita Bay, Inc.*             Alabama               Florida
(100% interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital of California, Inc.*             Alabama               California
(100% interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital of Cape Coral, Inc.*             Alabama               Florida
(100% interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital of Kentucky, Inc.*               Alabama
(100% interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital of Las Vegas, Inc.*              Alabama               Texas
(100% interest owned by HR                                              Nevada
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital of Los Angeles,                  Alabama               California
Inc.* (100% interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital of Massachusetts,                Alabama               Massachusetts
Inc.* (100% interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital of Pennsylvania,                 Pennsylvania
Inc.* (100% interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital of Port Orange, Inc.             Alabama               Florida
(100% interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------



                                     5.4-4

                          HR ACQUISITION I CORPORATION

---------------------------------------------------------------------------------------------
ENTITY                                            INCORPORATED          QUALIFIED
---------------------------------------------------------------------------------------------
Capstone Capital of Sarasota, Inc.*               Alabama               Florida
(100% interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital of Texas, Inc.*                  Alabama               Texas
(100% interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital of Virginia, Inc.*               Alabama               North Carolina
(100% interest owned by HR                                              Virginia
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital Properties, Inc.*                Alabama
(100% interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital Senior Housing,                  Alabama
Inc.* (100 % interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------
Capstone Capital of Ocoee, Inc.*                  Alabama               Florida
(100% interest owned by HR
Acquisition)
---------------------------------------------------------------------------------------------
Capstone of Bonita Bay, Ltd.* (100%               Alabama               Florida
interest owned by HR Acquisition)
(Subsidiary)
---------------------------------------------------------------------------------------------
Capstone of Los Angeles, Ltd.* (25%               Alabama               California
interest owned by HR Acquisition)
(Subsidiary)
---------------------------------------------------------------------------------------------
Capstone of Cape Coral, Ltd.* (100%               Alabama               Florida
interest owned by HR Acquisition)
(Subsidiary)
---------------------------------------------------------------------------------------------
Capstone of Las Vegas, Ltd.* (100%                Alabama               Texas
interest owned by HR Acquisition)                                       Nevada
(Subsidiary)
---------------------------------------------------------------------------------------------
Capstone of Port Orange, Ltd. (75%                Alabama               Florida
interest owned by HR Acquisition)
(Subsidiary)
---------------------------------------------------------------------------------------------
Capstone of Sarasota, Ltd.* (100%                 Alabama               Florida
interest owned by HR Acquisition)
(Subsidiary)
---------------------------------------------------------------------------------------------
Capstone Capital of San Antonio,                  Alabama               Texas
Ltd.* (100% interest owned by HR
Acquisition) (Subsidiary)
---------------------------------------------------------------------------------------------



                                     5.4-5

                          HR ACQUISITION I CORPORATION

---------------------------------------------------------------------------------------------
ENTITY                                            INCORPORATED          QUALIFIED
---------------------------------------------------------------------------------------------
Capstone of Virginia Limited                      Alabama               North Carolina
Partnership* (100% interest owned by                                    Virginia
HR Acquisition) (Subsidiary)
---------------------------------------------------------------------------------------------
Capstone of Ocoee, Ltd.* (75%                     Alabama               Florida
interest owned by HR Acquisition)
(Subsidiary)
---------------------------------------------------------------------------------------------
Cap-Bay IV, Ltd.* (75% interest                   Alabama
owned by HR Acquisition)
(Subsidiary)
---------------------------------------------------------------------------------------------
Cap-Bay V, Ltd.* (75% interest owned              Alabama
by HR Acquisition) (Subsidiary)
---------------------------------------------------------------------------------------------
Cap-Bay VII, Ltd.* (70% interest                  Alabama
owned by HR Acquisition)
(Subsidiary)
---------------------------------------------------------------------------------------------
Cap-Bay VIII, Ltd.* (70% interest                 Alabama
owned by HR Acquisition)
(Subsidiary)
---------------------------------------------------------------------------------------------

II. Directors and Executive Officers of the Company

         Set forth below is a complete and accurate list of all of the Officers and Directors of the Company.

                                    OFFICERS

          David R. Emery           President and CEO
          Timothy G. Wallace       Executive Vice President & CFO
          Roger O. West                 Executive Vice President & GC
          Fredrick M. Langreck     Senior Vice President, Treasurer & Assistant
                                   Secretary
          Scott W. Holmes          Senior Vice President Financial Reporting
          Rita H. Todd             Secretary


                                   DIRECTORS

          David R. Emery, Chairman
          Errol L. Biggs, Ph. D.
          Thompson D. Dent
          Charles R. Fernandez, M. D.
          Batey M Gresham, Jr.
          Marliese E. Mooney
          Edwin B. Morris, III
          John K. Singleton



                                     5.4-6

                              FINANCIAL STATEMENTS


(1) The Company's Annual Report on Form 10-K for the year ended December 31, 1999, which includes audited consolidated balance sheets of the Company and its Subsidiaries as of December 31 in each of the years 1999 and 1998 and the consolidated statements of income, stockholders' equity and cash flows for the years then ended;*

(2) The Company's Proxy Statement pertaining to its annual meeting of shareholders held on May 16, 2000;

(3)      The Company's 1999 Annual Report to Shareholders;* and

(4) All press releases and other correspondence with shareholders generally since January, 1, 2000.**



* Copies of these documents have been delivered to the Purchasers pursuant to the 1995 Note Purchase Agreement.

**   Copies of these documents are on the Company's website.
(www.healthcarerealty.com)



                                  SCHEDULE 5.5
                          (to Note Purchase Agreement)

                               CERTAIN LITIGATION

         On March 22, 1999, HR Acquisition I Corporation, formerly known as Capstone Capital Corporation ("HR Acquisition"), a wholly-owned subsidiary of the Company, filed suit against Medistar Corporation and its affiliate, Medix Construction Company in United States District Court for the Northern District of Alabama, Southern Division. HR Acquisition is seeking damages in excess of two million dollars arising out of the development and construction of four real estate projects located in different parts of the United States. Medistar and Medix served as the developer and contractor, respectively, for the projects. HR Acquisition has asserted claims for damages relating to, among others, alleged breaches of the development and contracting obligations, failure to perform in accordance with contract terms and specifications, and other deficiencies in performance by Medistar and Medix. On June 10, 1999, Medistar and Medix filed its answer and counterclaim asserting a variety of alleged legal theories, claims for damages for alleged deficiencies by HR Acquisition and the Company in the performance of alleged obligations, and for damage to their business reputation. Attempts at mediation have not resulted in a settlement of the disputes. The Company's prosecution of its claims and defense of the counterclaims will be vigorous. While the Company cannot predict the range of possible loss or outcome, the Company believes that, even though the asserted cross claims seek substantial monetary damages, the allegations made by Medistar and Medix are not factually or legally meritorious, are subject to sustainable defenses and are, to a significant extent, covered by liability insurance.



                                  SCHEDULE 5.8
                          (to Note Purchase Agreement)

                                 EXISTING DEBT

     EXISTING DEBT OF THE COMPANY AND ALL SUBSIDIARIES AS OF APRIL 4, 2000


(1) An aggregate principal amount outstanding of $260,000,000 under a $265.0 million unsecured credit facility (the "Unsecured Credit Facility") with ten commercial banks;

(2) An aggregate principal amount outstanding of $112,800,000 under a $200.0 million term loan (the "Term Loan Facility") with NationsBank,
         N. A;

(3) An aggregate principal amount outstanding of $73,836,000 of 6.55% Convertible Subordinated Debentures;

(4) An aggregate principal amount outstanding of $3,573,000 of 10.50% Convertible Subordinated Debentures;

(5) An aggregate principal amount outstanding of $59,713,000 of Mortgage Notes Payable; and

(6) An aggregate principal amount outstanding of $54,000,000 of 7.41% Senior Notes Payable; and

(7) An aggregate principal amount outstanding of $6,417,000 of a note payable to a bank.



                                 SCHEDULE 5.15
                          (to Note Purchase Agreement)

                                 [FORM OF NOTE]


                      HEALTHCARE REALTY TRUST INCORPORATED


                      9.49% SENIOR NOTE DUE APRIL 1, 2006

No. [_________]                                                          [Date]
$[____________]                                                 PPN 421946 A@ 3


         FOR VALUE RECEIVED, the undersigned, HEALTHCARE REALTY TRUST INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] DOLLARS on April 1, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 9.49% per annum from the date hereof, payable semiannually, on the first day of April and October in each year, commencing with the first such date succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 11.49% per annum or (ii) 1.0% over the rate of interest publicly announced by Bank of America from time to time in Charlotte, North Carolina as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Citibank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of March 1, 2000 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and



                                   EXHIBIT 1
                          (to Note Purchase Agreement)
registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.



                                    HEALTHCARE REALTY TRUST INCORPORATED







                                    By

                                        Name:

                                        Title:



                                     E-1-2

                           FORM OF GUARANTY AGREEMENT



                                  EXHIBIT 2(b)
                          (to Note Purchase Agreement)

                        FORM OF INTERCREDITOR AGREEMENT



                                  EXHIBIT 2(c)
                          (to Note Purchase Agreement)

                               FORM OF OPINION OF
              SPECIAL COUNSEL TO THE COMPANY AND ITS SUBSIDIARIES

         The closing opinion of Waller Lansden Dortch & Davis, special counsel for the Company and its Subsidiaries, which is called for by Section 4.4(a) of the Note Purchase Agreements, shall be dated the date of the Closing and addressed to you, the Other Purchasers and Chapman and Cutler, shall be satisfactory in scope and form to you and the Other Purchasers and shall be to the effect that:

                    1. The Company is a corporation, validly existing and in good standing under the laws of the State of Maryland, has the corporate power and the corporate authority to execute and perform the Note Purchase Agreements and to issue the Notes and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                    2. Each Subsidiary is a corporation or other legal entity, validly existing and in good standing under the laws of its jurisdiction of organization and is duly licensed or qualified and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                    3. The Note Purchase Agreements have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding contracts of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    4. The Guaranty Agreement has been duly authorized by all necessary corporate action on the part of each Material Subsidiary, has been duly executed and delivered by such Material Subsidiary and constitutes the legal, valid and binding contract of such Material Subsidiary, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    5. The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance



                                 EXHIBIT 4.4(a)
                          (to Note Purchase Agreement)
         and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    6. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Purchase Agreements, the Guaranty Agreement or the Notes.

                    7. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Note Purchase Agreements do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to the provisions of the Articles of Incorporation or By-laws of the Company or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound.

                    8. The execution, delivery and performance by each Material Subsidiary of the Guaranty Agreement does not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of such Material Subsidiary pursuant to the provisions of the Articles of Incorporation or By-laws of such Material Subsidiary or any agreement or other instrument known to such counsel to which such Material Subsidiary is a party or by which such Material Subsidiary may be bound.

                    9. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreements do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

         Said opinion shall cover such other matters relating to the sale of the Notes as you and the Other Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and its Subsidiaries.

                               FORM OF OPINION OF
            SPECIAL TAX COUNSEL TO THE COMPANY AND ITS SUBSIDIARIES

         The closing opinions of Farris Warfield & Kanaday, special tax counsel for the Company and its Subsidiaries, which is called for by Section 4.4(b) of the Note Purchase Agreements, shall be dated the date of the Closing and addressed to you, the Other Purchasers and Chapman and Cutler, shall be satisfactory in scope and form to you and the Other Purchasers and shall be to the effect that:

                    1. The Company is constituted in accordance with the requirements for qualification as a real estate investment trust set forth in subchapter M of the Code and the regulations thereunder.

                    2. With respect to the taxable years of the Company ended December 31, 1993 through December 31, 1999, the Company met the requirements for qualification and taxation as a real estate investment trust set forth in subchapter M of the Code.

         Said opinion shall cover such other matters relating to the sale of the Notes as you and the Other Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and its Subsidiaries.



                                Exhibit 4.4 (b)
                          (to Note Purchase Agreement)

                       FORM OF OPINION OF SPECIAL COUNSEL
                               TO THE PURCHASERS

         The closing opinion of Chapman and Cutler, special counsel to you and the Other Purchasers, called for by Section 4.4(c) of the Note Purchase Agreements, shall be dated the date of the Closing and addressed to you and the Other Purchasers, shall be satisfactory in form and substance to you and the Other Purchasers and shall be to the effect that:

                    1. The Company is a corporation, validly existing and in good standing under the laws of the State of Maryland and has the corporate power and the corporate authority to execute and deliver the Note Purchase Agreements and to issue the Notes.

                    2. The Note Purchase Agreements have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding contracts of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    3. The Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Notes being delivered on the date hereof have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    4. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreements do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

         The opinion of Chapman and Cutler shall also state that the opinions of Waller Lansden Dortch & Davis, special counsel for the Company and its Subsidiaries, Morgan, Lewis & Bockius, special Maryland counsel for the Company and its Subsidiaries, Bradley, Arant, Rose & White, special Alabama counsel for the Company and its Subsidiaries, Hunton & Williams, special Virginia counsel for the Company and its Subsidiaries, and Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., special Florida counsel for the Company and its Subsidiaries, are satisfactory in scope and form to Chapman and Cutler and that, in their opinion, you and the Other Purchasers are justified in relying thereon.

         In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler may rely, as to matters referred to in paragraph 1, solely upon an examination of the Articles of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Maryland, the By-laws of the Company and the General Corporation Law of the State of



                                Exhibit 4.4 (c)
                          (to Note Purchase Agreement)

Maryland. The opinion of Chapman and Cutler is limited to the laws of the State of New York, the General Corporation Law of the State of Maryland and the Federal laws of the United States.

         With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and you and the Other Purchasers delivered in connection with the issuance and sale of the Notes.



                                Exhibit 4.4 (c)